UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2016

Baker Hughes Incorporated
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway Houston, Texas 77019
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 439-8600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 1.02.      Termination of a Material Definitive Agreement.

As previously disclosed, on November 16, 2014, Baker Hughes Incorporated (“Baker Hughes”), Halliburton Company (“Halliburton”) and Red Tiger LLC (“Merger Sub”, and together with Baker Hughes and Halliburton, the “Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Baker Hughes would be merged with and into Merger Sub, with Merger Sub surviving the merger as a wholly owned subsidiary of Halliburton. The Parties entered into a mutual Termination Agreement (the “Termination Agreement”) as of April 30, 2016, under which the Parties agreed that the Merger Agreement, including all schedules and exhibits thereto, and all ancillary agreements contemplated thereby or entered pursuant thereto (collectively the “Transaction Documents”), were terminated, effective immediately as of April 30, 2016. Under the Termination Agreement, Halliburton agreed to pay Baker Hughes the Antitrust Termination Fee (as defined in the Merger Agreement) of $3.5 billion in cash on or before May 4, 2016. The Parties also agreed to release each other from any and all liability, claims, rights, actions, causes of action, suits, liens, obligations, accounts, debts, demands, agreements, promises, liabilities, controversies, costs, charges, damages, expenses and fees, however arising, in connection with, arising out of or related to the Transaction Documents or the transactions contemplated therein or thereby.

The foregoing descriptions of the Merger Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which was filed as an exhibit to Baker Hughes’ Current Report on Form 8-K filed on November 18, 2014, and the Termination Agreement, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 7.01.      Regulation FD Disclosure.

On May 1, 2016, Baker Hughes and Halliburton issued a joint news release announcing the termination of the Merger Agreement and the entry into the Termination Agreement.

On May 2, 2016, Baker Hughes issued a news release regarding its strategy following the termination of the Merger Agreement.

A copy of each news release is furnished with this Form 8-K as Exhibits 99.1 and 99.2 and is incorporated by reference herein. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

10.1	Termination Agreement, dated as of April 30, 2016, among Halliburton Company, Red Tiger LLC and Baker Hughes Incorporated

99.1	Joint news release of Baker Hughes and Halliburton dated May 1, 2016

99.2	News release of Baker Hughes dated May 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Date:	May 2, 2016	By:	/s/ Lee Whitley
			Name:	Lee Whitley
			Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Termination Agreement, dated as of April 30, 2016, among Halliburton Company, Red Tiger LLC and Baker Hughes Incorporated

99.1	Joint news release of Baker Hughes and Halliburton dated May 1, 2016

99.2	News release of Baker Hughes dated May 2, 2016